SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:  October 1, 1999



                             State Street Corporation
             ---------------------------------------------------------
               (Exact name of registrant as specified in its charter)


     Massachusetts                    0-5108                  04-2456637
-----------------------      -----------------------     --------------------
(State of Incorporation)     (Commission File Number)    (IRS Employer
                                                          Identification
                                                          Number)


          225 Franklin Street, Boston, Massachusetts         02110
      ------------------------------------------------------------------
         (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code:  (617)786-3000


Item 5.  Other Events.

     On October 4, 1999, Registrant announced that it had completed the sale on October 1, 1999 of its commercial banking business and its associated four branches, to Citizens Financial Group, a financial services group owned by the Royal Bank of Scotland. Registrant's commercial banking business loans total approximately $2.4 billion, and Registrant will report a gain, after tax and net of exit and associated costs, of approximately $164 million in the fourth quarter of 1999 from the sale.

     The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

         99    Form of press release dated October 4, 1999.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STATE STREET CORPORATION

                                   By:  /s/Rex S. Schuette
                                      ------------------------------
                                   Name:   Rex S. Schuette
                                   Title:  Senior Vice President and
                                           Chief Accounting Officer


Dated:  October 4, 1999





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                                EXHIBIT INDEX

EXHIBIT
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  99         Form of press release dated October 4, 1999.









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